Exhibit 99.1

A Diverse Fintech & Agri - Fintech Group Making a Difference Delivering Financial Inclusion and Food Security Taglich Brothers 19 th Annual Investment Conference Presentation May 1, 2023 NASDAQ: TIO

Forward Looking Statements 2 Cautionary Note Regarding Forward - Looking Statements Certain statements made herein contain, and certain oral statements made by representatives of Tingo Group and its affiliates, from time to time may contain, “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Tingo Group and its subsidiaries actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward - looking statements as guarantees or predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements include, without limitation, Tingo Group’s expectations with respect to future performance . The statements contained in this report that are not purely historical are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements are based on the beliefs and assumptions of our management based on information currently available to management . Such forward - looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward - looking statements . Most of these factors are outside of the control of Tingo Group and are difficult to predict . Factors that may cause such differences include but are not limited to : (1) the inability to obtain or maintain the listing of Tingo Group’s common stock on Nasdaq ; (2) the risk that the integration of the business of Tingo Mobile and its affiliated companies with the historical business of Tingo Group disrupts current plans and operations of Tingo Group ; (3) the ability to recognize the anticipated benefits of the acquisition of Tingo Mobile and its affiliated companies, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees ; (4) changes in applicable laws or regulations ; (5) the possibility that Tingo Group may be adversely affected by other economic, business, and/or competitive factors ; (6) the impact of the global COVID - 19 pandemic on any of the foregoing risks ; and (7) the ability of Tingo Foods to recognize benefits associated with its partnership with Evtec Energy PLC, and other risks and uncertainties identified in the Tingo Group annual report on Form 10 - K for the year ended December 31 , 2022 , filed with the SEC on March 31 , 2023 , including those under “Risk Factors” therein, and in other filings with the SEC made by Tingo Group . The foregoing list of factors is not exclusive . Readers are referred to the most recent reports filed with the SEC by Tingo Group . Furthermore, such forward - looking statements speak only as of the date of this report . Except as required by law, we undertake no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of our securities, nor shall there be any offer or sale of our securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification of our securities under the laws of any such jurisdiction .

# Corporate Overview

- Until November 30, 2022, we existed as an Asia focused fintech - MICT
- On November 30, 2022, we made a significant acquisition - Tingo Mobile
- To reflect the importance of the Tingo brand, we changed our name on February 27, 2023 – Tingo Group
- Tingo Group is a diverse Fintech and Agri-Fintech group of companies, with operations in Africa, Southeast Asia and the Middle East

Tingo Group

## Key Highlights[1]

| | |
|---|---|
| **$1.15B**<br>2022 Pro Forma Revenue | **$674.6M**<br>2022 Pro Forma Gross Profit |
| **$555.5M**<br>2022 Pro Forma Income Before Tax | **$12.7B**<br>Annualized Dec 2022 Transaction Value on Nwassa Agri Fintech Platform |
| **$500.3M**<br>Cash Balance at Dec 31, 2022 | **11.4M**<br>Nwassa Agri Fintech Platform Customers at Dec 31, 2022 |

## Timeline

**2020** – MICT Inc. – Fintech company providing a range of B2B and B2C proprietary platforms and technology in Southeast Asia

**2021** – Initiated acquisition strategy to accelerate growth, utilize strong balance sheet, and leverage platforms, technology and infrastructure

**Q4 2022 & Q1 2023** – Tingo Group – MICT acquired 100% of Tingo Mobile Limited[2] and Tingo Foods PLC[3], before subsequently changing name to Tingo Group, Inc.

(1) Pro Forma Financial Information is estimated based on unaudited management accounts ; (2) See Dec 1, 2022 press release and transaction structure in the attached Appendix; (3) See Feb 9, 2023 press release in the attached Appendix

3

Our Mission Statements Our Group Mission Foster digital and financial inclusion through technology platforms to drive social and economic upliftment 4 4

Our Mission Statements Our Agri - Fintech Mission To make a difference improving global food supply and tackling the world’s food security crisis; by delivering farmer empowerment, improved crop yields, reduced spoilage and better access to markets. 4 5

Our Mission Statements Our Mission For Africa To support Africa and its farmers to achieve sustainable food self - sufficiency, bringing an end to Africa’s food insecurity and poverty 4 6

Agri Fintech: Full Solution from Seed to Sale We deliver Financial and Technological Inclusion to Farmers NWASSA Lease of Tingo Smart - Phones to Farmers Smart - Phone Pre - Loaded With Tingo Software and Nwassa Marketplace • Buy Inputs via Tingo Nwassa Market • Seeds • Equipment & Tools • Fertilizer • Pesticide • Transport and Services • Purchase Airtime and Data • Arrange Insurance • Access Loans & Micro Finance • Make Utility and Bill Payments Delivering the Sale Through Tingo’s Nwassa Marketplace Platform 7 • Tingo Mobile Connects the Farmer to their Cooperative to Assist Sale Process • Nwassa Connects the Farmer with Buyers of Produce • Nwassa Secures Price and Terms for Farmer • Nwassa facilitates Arrangement of Transport and logistics • Nwassa Facilitates Payment Securely for Farmer & Buyer

We empower the Farmer & Increase Food Supply 8 8 Our solutions make a difference: • Improving farmers’ access to vital inputs • Increasing crop yields • Reducing post harvest losses • Facilitating offtake and improving access to markets (domestic and export) • Providing ability to process crops into foods • Delivering economic and social benefits to farmers and consumers

# Agri Fintech Growth Strategy

## We have a Proven Model - Tingo Mobile and NWASSA Marketplace

- Q4 2022 - Signed All Farmers Association of Nigeria trade partnership – with commitment to triple customer numbers from 9.3M to ~30.0M
- Q4 2022 – Expanded into Ghana with Kingdom of Ashanti trade partnership – with commitment to enroll >2.0M new customers
- Q4 2022 – Expanded into Malawi – to establish based for East Africa
- Further expansion planned for Africa, Asia, and other relevant markets
- Tingo Foods and Tingo DMCC expansion to increase offtake and demand for produce from Tingo Mobile farmers

**11.4M**

Tingo Mobile active customers at Dec 31, 2022

**~30.0M**

Expected number of Tingo Mobile customers by Dec 2023



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Tingo Foods – Food Processing Business Partnership with Evtec Energy PLC to build $ 150 M 110 MW Solar Plant, set to achieve net zero carbon emissions and reduced energy costs . 10 ▪ A key part of the Tingo Group eco - system from Seed to Sale ▪ Creates significant demand for Tingo Mobile’s Farmers ▪ Creates significant supply for Tingo’s commodity trading and export business ▪ Generated more than $ 460 million of high - margin revenue in first 4 months (Sep 2022 - Dec 2022 ) – business brought into Tingo Group from February 2023 ▪ New state - of - the - art $1.6 billion food processing facility set to multiply capacity and revenue – scheduled to open mid - 2024

Tingo DMCC - Agri Commodity Platform 11 • A global commodity platform and export business • Facilitates the global export of agricultural commodities: • Crops from Tingo Mobile’s farmers - wheat, millet, cassava, ginger, cashew nuts, cocoa and cotton • Finished food and beverage products from Tingo Foods – such as rice, noodles, pasta, cooking oils, coffee, tea and chocolate • In partnership with Dubai Multi Commodities Centre (DMCC) - a leading center of international trade and the World’s No.1 Free Trade Zone • Tingo has access to several billion dollars per annum of agricultural produce for export • Tingo DMCC dollarizes and globalizes Tingo Group, • While also giving Tingo Mobile’s farmers direct access to international markets

Prime Commodity Exchange & AFAN Produce Supply, Warehousing and Commodity Exchange Agreement • Exclusive use of AFAN’s existing network of 2 , 322 warehouses for a minimum term of 30 years • Right of first refusal to purchase or trade all produce stored in AFAN’s warehouses - to use primarily to serve the Tingo Foods and Tingo DMCC • PCX e - Warehouse Receipt System in all warehouses, enabling crops and other produce to be commoditized and traded by Tingo from delivery date • Priority position on PCX commodity trading platform, enabling Tingo DMCC to trade produce and commodities on spot, futures and derivative basis • AFAN, the umbrella body for Nigeria’s farming sector, has committed to coordinate all its members to utilize the Partnership’s warehouses for their produce • The Partnership has committed to a targeted increase in the number of warehouses to 80 , 000 in the next two years • Tingo Mobile has the right to sublet the warehouse space to pre - approved third parties, such as e - commerce businesses and wholesale businesses 12

Increase Food Supply and Reduce Wastage Social Upliftment Agri Fintech Ecosystem Mobile Handsets with Embedded Software & Platforms Financial & Digital Inclusion Marketplace for inputs and produce Valued - Added Services and Payment Services Processing of produce into finished food products Wholesale and Export of Foods and Commodity Trading 13

# TingoPay SuperApp and Visa Partnership

## Diversifies and expands Tingo Group into new markets – B2C and B2B

VISA — Visa payment services and digital Visa card embedded within the TingoPay SuperApp

➕ Pan-Africa Visa partnership includes marketing and customer acquisition support

Tingo Pay — TingoPay SuperApp offers full range of e-wallet, payment services, marketplace, e-commerce, insurances and finance to customers


Welcome
Chinenyeze, Bright
Wallet Balance
TingoPay
810-829-8990
Deposit
Send Money
Airtime
Data
Utility
Cable TV
Save Money
Latest Promo
Get upto
N10,000

TingoPay business portal and Tingo Visa merchant services enable farmers and businesses in all sectors to easily and securely receive payment

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Environmental, Social & Governance • Fostering digital and financial inclusion • Driving social and economic upliftment • Improving global food supply and tackling the world’s food security crisis • Empowering the farmer – increasing crop yields ; reducing post harvest losses ; improving access to markets, and ; delivering fairer prices • Delivering significant environmental benefits – reducing crop wastage ; improving farming and food production efficiency ; promoting sustainable farming techniques ; reducing freight miles 15 15

Financial Highlights – Pro Forma Information 16 Pro Forma Combined Yr. over Yr. $ in Millions FY 2021 FY 2022 Growth $301.0 $24.1 Non - Recurring Mobile handset sales 316.9 476.3 50.3% Mobile handset leasing 49.3 61.5 12.2% Mobile call and data 198.6 532.2 168.0% Nwassa – Platform Revenues 55.7 57.5 3.2% MICT Insurance and Financial Services $921.5 $1,151.6 25.0% Total Revenue $620.5 $1,127.5 81.7% Total Revenue (excl. handset sales) Revenue Analysis Acquisition of Tingo Mobile Limited completed November 30, 2022 – pro forma financial information is presented as though the acquisition completed on January 1, 2021

Financial Highlights – Pro Forma Information 17 Pro Forma Combined FY 2021 FY 2022 $ in Millions $921.5 $1,151.6 Revenue 343.7 674.6 Gross Profit (47.0) 554.6 Operating Income / (Loss) 275.6 954.5 EBITDA 1 (128.9) 338.3 Net Income / (Loss) $223.3 $500.3 Cash at December 31, 2022 Income Statement 1 EBITDA is considered a non - GAAP measure of financial performance 2 Acquisition of Tingo Mobile Limited completed November 30, 2022 – pro forma financial information is presented as though the acquisition completed on January 1, 2021

# To Summarize:

- NASDAQ-listed, fast-growth and significantly profitable
- Strong balance sheet and cash generation
- Fast growth, high margin and sticky revenue model, with low customer acquisition cost and low attrition
- Full Agri and Food Ecosystem from Seed to Sale
- Making a difference addressing global food shortage & food security crises
- Visa x Tingo partnership and TingoPay SuperApp expands Tingo into new B2C and B2B markets
- Proven proprietary fintech platforms, replicable in new geographical markets and new sectors
- Vast addressable global market
- Significant ESG impact


Tingo
Group

18

# Management Team

Tingo Group and its subsidiary companies are led by a highly experienced team of executives with strong track records of delivering successful global businesses with robust corporate governance.



### Darren Mercer
**Group CEO**

- Founded Tingo Group's fintech & insurance businesses
- 15 years tech business in China
- Previously 20 years in investment banking at Henry Cook Lumsden and Albert E Sharp

MICT ALBERT E SHARP



### Dozy Mmobuosi
**Tingo Mobile and Tingo Foods Founder & CEO**

- Founded Tingo Mobile PLC
- Founded Tingo Foods PLC
- Launched Nigeria's 1st SMS Banking Solution
- Co-sponsor for Africa Acquisition Corp Inc.

Tingo TINGO



### John Scott
**Group Chairman & Member of Board**

- 50 years experience in stock broking
- Executive Director WHI Ireland Group PLC
- Advisor at Barclays Wealth
- Partner and Director Wise Speke

WHIreland. BARCLAYS



### Kevin Chen
**Group CFO**

- Former CFO & Board Director at China Rapid Finance (NYSE:XRF)
- Audit Manager at Ernst & Young
- MBA, Kellogg School of Management at Northwestern
- AICPA, CMA

EY



### Kenneth Denos
**Group Director, Tingo Mobile Executive VP & General Counsel**

- CEO, Outsize Capital
- Director & Officer, Equus Total Return, Virtual Medical Intl
- Founder of Acadia Law Group
- Previously, CEO of MCC Global

Equus Acadia



### Dr. Christopher Cleverly
**Tingo Mobile and Tingo Foods President**

- Previously CEO of Made in Africa Foundation
- Founded $1.5bn Africa50 Investment Fund
- Founded Trafalgar Chambers on Fleet Street

AFRICA50



### John Brown
**Group Director & Tingo Mobile Independent Co-Chairman**

- MP at Sands Point Consulting
- Senior Advisor, Independence Point Advisors
- Former Group MD, UBS Wealth Management; Divisional COO, Merrill Lynch

MERRILL UBS

Notes: Kenneth Denos and John Brown were appointed to the Board of Directors of Tingo Group Inc. following its acquisition of Tingo Mobile on November 30, 2022

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www.tingogroup.com Company 201 - 225 - 0190 info@tingogroup.com Investor Relations Chris Tyson/Larry Holub 949 - 491 - 8235 TIO@mzgroup.us A Global Fintech & Agri - Fintech Group Making a Difference Delivering Financial Inclusion and Food Security NASDAQ: TIO